Third Quarter 2019 Financial Results & Business Update October 23, 2019 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects, including the potential cost savings that may be achieved in connection with the company’s implementation of a restructuring; expectations with respect to continued revenue growth from the company’s commercial products, manufacturing activities and royalty streams; the expected addition of VUMERITY™ to the portfolio of royalty streams, the therapeutic and commercial value of the company’s marketed and development products; expectations concerning the timing, results and momentum of clinical development activities relating to the company’s products and product development candidates, including the presentation of data for ALKS 4230 and ongoing activities in the ARTISTRY program for ALKS 4230; the company’s expectations and timelines for regulatory interactions with, and actions by, the U.S. Food and Drug Administration (“FDA”) including expected timing for the FDA’s approval of VUMERITY and the company’s planned new drug application (“NDA”) submission for ALKS 3831, the expected data to be contained in such NDA for ALKS 3831 and the adequacy of such data to serve as the basis of an NDA for ALKS 3831 for the treatment of schizophrenia and the treatment of bipolar I disorder; the potential financial benefits that may be achieved under the license and collaboration agreement between the company and Biogen for VUMERITY, including receipt from Biogen of the approval milestone payment; and expectations concerning the timing and results of commercial activities relating to the company’s products, including the expected launch of VUMERITY. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks, assumptions and uncertainties include, among others: that the expected annual cost savings related to the company’s implementation of a restructuring may not be achieved or may be lower than anticipated; the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies or the sufficiency of the results thereof to support approval; clinical development activities may not be completed on time or at all; the results of the company’s clinical development activities may not be positive, or predictive of real-world results or of results in subsequent clinical trials, preliminary or interim results in the company’s clinical trials may not be predictive of final results of such clinical trials, results of future clinical trials or real-world results; regulatory submissions may not occur or be submitted or approved in a timely manner; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; the potential financial, commercial and therapeutic benefits of collaboration with Biogen under the license and collaboration agreement between Alkermes and Biogen may not be achieved; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income and non-GAAP earnings per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Oct. 23, 2019. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, VIVITROL® and VUMERITY™. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Introduction Richard Pops, Chief Executive Officer Q3 2019 Financial Results Jim Frates, Chief Financial Officer Business Update Richard Pops, Chief Executive Officer Third Quarter Earnings Call Agenda

Implementation of Restructuring Follows comprehensive review of topline growth, cost structure and operations Expected to yield cost savings of $150M, including: Workforce reduction – elimination of approximately 160 current positions Recalibrated future hiring plans Substantially decreased external spend Re-baselines expense profile; Expected to deliver total cost savings of several hundred million dollars over next few years Improved financial efficiency will help us achieve three key objectives: Sustained non-GAAP profitability Increased flexibility to pursue business development opportunities Preserved ability to invest appropriately in ALKS 4230 and preparations for potential launch of ALKS 3831

Third Quarter 2019 Revenue Summary In millions, except % Q3’19 Q3’18 ∆ Q3’19 vs. Q3’18 VIVITROL® $85.2 $79.9 7% ARISTADA® $53.6 $36.1 48% Manufacturing & Royalty Revenue $103.8* $116.4 (11)% R&D Revenue $12.7 $16.3 (22%) Total Revenue $255.2* $248.7 3% *These results reflect a $12.6 million decline in revenues from the AMPYRA®/FAMPYRA® franchise compared to the prior year, following generic competition to AMPYRA entering the U.S. market in 2018.

Net Sales From Proprietary Commercial Medicines Proprietary Commercial Product Net Sales ($M)

VIVITROL® Performance and Expectations Q3 year-over-year net sales growth of 7% to $85.2M, driven by underlying unit growth of 11% Sequential decrease primarily driven by fluctuations in gross-to-net adjustments that favorably impacted Q2’19 net sales by ~$3M Gross-to-net deductions of 49% in Q3’19, compared to 48% in Q2’19 and 47% in Q3’18 2019 full year net sales now expected to range from $330M - $340M† VIVITROL Quarterly Net Sales ($M) † This guidance is provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K filed with the SEC on Oct. 23, 2019 and is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance and only provides guidance in a Regulation FD compliant manner.

ARISTADA® Performance and Expectations Q3 year-over-year net sales growth of 48% to $53.6M, driven by underlying unit growth of 42% Gross-to-net deductions of 48%, compared to 48% in Q2’19 and 47% in Q3’18 Q3 prescriptions increased by 9% sequentially and 42% year-over-year, on a TRx months of therapy (MOT) basis1 2019 full year net sales now expected to range from $185M - $190M† ARISTADA Quarterly Net Sales ($M) IMS NPA † This guidance is provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K filed with the SEC on Oct. 23, 2019 and is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance and only provides guidance in a Regulation FD compliant manner.

(in millions, except per share amounts) Revised Financial Expectations for Year Ending Dec. 31, 2019† Revenues $1,140 – 1,190 COGS $180 – 190 R&D Expense $430 – 450 SG&A Expense $590 – 610 Amortization of Intangible Assets ~$40 Net Interest Expense $0 to $5 Income Tax Expense $0 to $5 Other Income/Expense, Net ~$30 Restructuring Expense ~$15 GAAP Net Loss $(135) – (165) GAAP Net Loss Per Share $(0.86) – (1.05) Non-GAAP Net Income‡ $70 – 90 Non-GAAP Earnings Per Share (Basic) $0.45 – 0.57 Non-GAAP Earnings Per Share (Diluted) $0.44 – 0.57 † This guidance is provided by the Company in its Current Report on Form 8-K filed with the SEC on Oct. 23, 2019 and is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides guidance in a Regulation FD compliant manner. ‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; change in the fair value of contingent consideration; change in the fair value of warrants and equity method investments; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Company’s Current Report on Form 8-K filed with the SEC on Oct. 23, 2019. Revenues†: VIVITROL® net sales of $330M - $340M† ARISTADA® net sales of $185M - $190M License revenues: $150M milestone anticipated upon FDA approval of diroximel fumarate (expected Q4’19) Alkermes: 2019 Financial Expectations

Royalty and Manufacturing Business Partnered long-acting injectables: Meaningful revenues expected into the mid-2020s VUMERITY™: Expected launch will add to portfolio of royalty revenue streams Announced FDA tentative approval of VUMERITY FDA final approval will trigger $150 milestone payment from Biogen Alkermes to receive mid-teens royalty on net sales Positive topline results from EVOLVE-MS-2, a phase 3 study designed to evaluate the gastrointestinal (GI) tolerability of VUMERITY compared to TECFIDERA® in patients with relapsing-remitting multiple sclerosis, announced in July 2019 VUMERITY demonstrated statistically superior gastrointestinal tolerability compared to TECFIDERA on the study's primary endpoint assessing self-reported GI events and a discontinuation rate of less than 1% due to GI adverse events The most common adverse events reported in the study for both treatment groups were flushing, diarrhea and nausea 1

Proprietary Commercial Products VIVITROL net sales continued to be concentrated geographically, but we have seen more diversified growth Top five states represented 43% of volume during Q3’19 Pennsylvania, Ohio, Massachusetts, New York, California Diversified growth: In Q3’19, 22 states grew >25% year-over-year ARISTADA underlying prescription trends continued to demonstrate solid growth On a TRx MOT basis, Q3 sequential growth was 9%, compared to the broader atypical long-acting injectable (aLAI) market growth of 3% sequentially1 Year-over-year, Q3 ARISTADA TRx MOT grew 42%, compared to the broader aLAI market which grew 14% year-over-year1 Market share: 31% of new aripiprazole long-acting injectable (LAI) prescriptions (MOT) in September 2019, up from 28% in September 20181 9% of overall LAI market in September 2019, up from 7% in September 20181 1. IMS NPA

Advancing Pipeline of Development Products ALKS 3831 Single 505(b)(2) NDA submission for treatment of schizophrenia and bipolar I disorder planned for Q4’19 ALKS 4230 ARTISTRY-1 and ARTISTRY-2 clinical development programs underway Data presentation planned for Society for Immunotherapy of Cancer Annual Meeting in November Announced clinical collaboration with Fred Hutchinson Cancer Research Center for a planned phase 2 multi-site trial to evaluate ALKS 4230 in combination with pembrolizumab in patients with advanced or recurrent head and neck squamous cell cancer

News Flow Expected in 2019 ARISTADA® Report topline results for ALPINE phase 3b study (Q2) ALKS 3831 Present ENLIGHTEN-2 data at medical meeting (Q2) Submit single NDA for schizophrenia and bipolar I disorder (Q4) VIVITROL® Present and publish data on detox and induction strategies Diroximel fumarate Report topline data for EVOLVE-MS-2 head-to-head vs. TECFIDERA® (Q3) Expected FDA regulatory action (Q4) ALKS 4230 Initiate monotherapy expansion stage of ARTISTRY-1 study (Q2) Presentation of data from ARTISTRY program at medical meeting (Q4) Initiate ARTISTRY-2 subcutaneous dosing study (Q1) Schizophrenia Addiction Multiple Sclerosis Immuno-oncology

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